Wireless Device Payment Plans	3 Months Ended
Mar. 31, 2019
Receivables [Abstract]
Wireless Device Payment Plans

Note 7. Wireless Device Payment Plans
Under the Verizon device payment program, our eligible wireless customers purchase wireless devices under a device payment plan agreement. Customers that activate service on devices purchased under the device payment program pay lower service fees as compared to those under our fixed-term service plans, and their device payment plan charge is included on their wireless monthly bill. As of January 2017, we no longer offer Consumer customers new fixed-term, subsidized service plans for phones; however, we continue to offer subsidized plans to our Business customers. We also continue to service existing fixed-term subsidized plans for Consumer customers who have not yet purchased and activated devices under the Verizon device payment program.

Wireless Device Payment Plan Agreement Receivables
The following table displays device payment plan agreement receivables, net, recognized in our condensed consolidated balance sheets:

	At March 31,	At December 31,
(dollars in millions)	2019	2018
Device payment plan agreement receivables, gross	$18,865	$19,313
Unamortized imputed interest	(493)	(546)
Device payment plan agreement receivables, net of unamortized imputed interest	18,372	18,767
Allowance for credit losses	(526)	(597)
Device payment plan agreement receivables, net	$17,846	$18,170

Classified in our condensed consolidated balance sheets:
Accounts receivable, net	$12,607	$12,624
Other assets	5,239	5,546
Device payment plan agreement receivables, net	$17,846	$18,170

Included in our device payment plan agreement receivables, net at March 31, 2019 and December 31, 2018, are net device payment plan agreement receivables of $12.7 billion and $11.5 billion, respectively, that have been transferred to ABS Entities and continue to be reported in our condensed consolidated balance sheets. See Note 6 for additional information. We believe the carrying value of our installment loans receivables approximate their fair value using a Level 3 expected cash flow model.

We may offer certain promotions that allow a customer to trade in their owned device in connection with the purchase of a new device. Under these types of promotions, the customer receives a credit for the value of the trade-in device. In addition, we may provide the customer with additional future credits that will be applied against the customer’s monthly bill as long as service is maintained. We recognize a liability for the trade-in device measured at fair value, which is determined by considering several factors, including the weighted-average selling prices obtained in recent resales of similar devices eligible for trade-in. Future credits are recognized when earned by the customer. Device payment plan agreement receivables, net does not reflect the trade-in device liability. At March 31, 2019 and December 31, 2018 the amount of trade-in liability was insignificant and $64 million, respectively.

From time to time, we offer certain marketing promotions that allow our customers to upgrade to a new device after paying down a certain specified portion of the required device payment plan agreement amount as well as trading in their device in good working order. When a customer enters into a device payment plan agreement with the right to upgrade to a new device, we account for this trade-in right as a guarantee obligation.

For indirect channel wireless contracts with customers, we impute risk adjusted interest on the device payment plan agreement receivables. We record the imputed interest as a reduction to the related accounts receivable. Interest income, which is included within Service revenues and other in our condensed consolidated statements of income, is recognized over the financed device payment term. See Note 2 for additional information on financing considerations with respect to direct channel wireless contracts with customers.

When originating device payment plan agreements, we use internal and external data sources to create a credit risk score to measure the credit quality of a customer and to determine eligibility for the device payment program. If a customer is either new to Verizon Wireless or has less than 210 days of customer tenure with Verizon Wireless (a new customer), the credit decision process relies more heavily on external data sources. If the customer has 210 days or more of customer tenure with Verizon Wireless (an existing customer), the credit decision process relies on internal data sources. Verizon Wireless’ experience has been that the payment attributes of longer tenured customers are highly predictive for estimating their reliability to make future payments. External data sources include obtaining a credit report from a national consumer credit reporting agency, if available. Verizon Wireless uses its internal data and/or credit data obtained from the credit reporting agencies to create a custom credit risk score. The custom credit risk score is generated automatically (except with respect to a small number of applications where the information needs manual intervention) from the applicant’s credit data using Verizon Wireless’ proprietary custom credit models, which are empirically derived, demonstrably and statistically sound. The credit risk score measures the likelihood that the potential customer will become severely delinquent and be disconnected for non-payment. For a small portion of new customer applications, a traditional credit report is not available from one of the national credit reporting agencies because the potential customer does not have sufficient credit history. In those instances, alternate credit data is used for the risk assessment.

Based on the custom credit risk score, we assign each customer to a credit class, each of which has specified offers of credit including an account level spending limit and either a maximum amount of credit allowed per device or a required down payment percentage. During the fourth quarter of 2018 Verizon Wireless moved all customers, new and existing, from a required down payment percentage, between zero and 100%, to a maximum amount of credit per device.

Subsequent to origination, Verizon Wireless monitors delinquency and write-off experience as key credit quality indicators for its portfolio of device payment plan agreements and fixed-term service plans. The extent of our collection efforts with respect to a particular customer are based on the results of proprietary custom empirically derived internal behavioral scoring models that analyze the customer’s past performance to predict the likelihood of the customer falling further delinquent. These customer scoring models assess a number of variables, including origination characteristics, customer account history and payment patterns. Based on the score derived from these models, accounts are grouped by risk category to determine the collection strategy to be applied to such accounts. We continuously monitor collection performance results and the credit quality of our device payment plan agreement receivables based on a variety of metrics, including aging. Verizon Wireless considers an account to be delinquent and in default status if there are unpaid charges remaining on the account on the day after the bill’s due date.

The balance and aging of the device payment plan agreement receivables on a gross basis were as follows:

	At March 31,	At December 31,
(dollars in millions)	2019	2018
Unbilled	$17,586	$18,043
Billed:
Current	990	986
Past due	289	284
Device payment plan agreement receivables, gross	$18,865	$19,313

Activity in the allowance for credit losses for the device payment plan agreement receivables was as follows:

(dollars in millions)	2019	2018
Balance at January 1,	$597	$848
Bad debt expense	155	104
Write-offs	(226)	(149)
Balance at March 31,	$526	$803